                                                                      EXHIBIT 10


                                POWER OF ATTORNEY

I, the undersigned director of Canada Life Insurance Company of America, a Michigan domiciled insurance corporation, hereby constitute and appoint Ronald
E. Beettam and Gerald A. Petkau, my true and lawful attorneys, each with full power to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission on Form N-6 for the purpose of registering Canada Life of America Variable Life Account 1, established by Canada Life Insurance Company of America on July 22, 1988 as a unit investment trust under the Investment Company Act of 1940, and the variable life contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.


                Witness my hand on the date set forth below.


Signature                                              Title                                   Date
---------                                              -----                                   ----
/s/ Stephen J. Rulis                                   Director                     October 8, 2002
---------------------------
Stephen J. Rulis

                                POWER OF ATTORNEY

I, the undersigned director of Canada Life Insurance Company of America, a Michigan domiciled insurance corporation, hereby constitute and appoint Ronald
E. Beettam and Gerald A. Petkau, my true and lawful attorneys, each with full power to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission on Form N-6 for the purpose of registering Canada Life of America Variable Life Account 1, established by Canada Life Insurance Company of America on July 22, 1988 as a unit investment trust under the Investment Company Act of 1940, and the variable life contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.


                Witness my hand on the date set forth below.


Signature                                              Title                                   Date
---------                                              -----                                   ----
/s/ Henry A. Rachfalowski                              Director                     October 8, 2002
---------------------------
Henry A. Rachfalowski

                                POWER OF ATTORNEY

I, the undersigned director of Canada Life Insurance Company of America, a Michigan domiciled insurance corporation, hereby constitute and appoint Ronald
E. Beettam and Gerald A. Petkau, my true and lawful attorneys, each with full power to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission on Form N-6 for the purpose of registering Canada Life of America Variable Life Account 1, established by Canada Life Insurance Company of America on July 22, 1988 as a unit investment trust under the Investment Company Act of 1940, and the variable life contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.


                Witness my hand on the date set forth below.


Signature                                              Title                                   Date
---------                                              -----                                   ----
/s/ Stephen H. Zimmerman                               Director                     October 9, 2002
---------------------------
Stephen H. Zimmerman